Exhibit 99.1

Ambrx Announces Sale to Johnson & Johnson

SAN DIEGO, January 8, 2024 — Ambrx Biopharma, Inc., or Ambrx (NASDAQ: AMAM), today announced that it has entered into a definitive agreement pursuant to which Johnson & Johnson will acquire all of the outstanding shares of Ambrx for $28.00 per share in cash, representing an approximately 105% premium to Ambrx’s closing stock price on January 5, 2024, for a total equity value of approximately $2.0 billion.

“We are excited to reach this agreement with Johnson & Johnson for advancing scientific research to treat cancers with high unmet needs,” said Daniel J. O’Connor, Chief Executive Officer of Ambrx. “With our deep and unique knowledge of precision engineering of protein therapeutics enabled by our proprietary technology incorporating synthetic amino acids in living cells, Ambrx has developed next-generation novel drug candidates such as site-specifically conjugated highly stable antibody drug conjugates. Through this transaction, we will continue to advance our leading prostate cancer candidate and Ambrx’s promising pipeline, while delivering significant and certain cash value to our shareholders. This announcement is the culmination of two decades of scientific work, combined with the Ambrx team’s talent, hard work and innovation. I look forward to what Ambrx will achieve as part of Johnson & Johnson.”

Ambrx’s proprietary Antibody Drug Conjugate (ADC) technology incorporates the advantages of highly specific targeting monoclonal antibodies securely linked to a potent chemotherapeutic payload to achieve targeted and efficient elimination of cancer cells without the prevalent side-effects typically associated with chemotherapy. Building on a legacy of innovation in oncology and in prostate cancer, Johnson & Johnson scientists intend to work with Ambrx researchers, accelerating the Phase 1/2 APEX-01 study (NCT04662580) of ARX517 in advanced prostate cancer, while progressing a pipeline of novel product candidates.

The transaction, which was unanimously approved by the Ambrx Board of Directors, is expected to close in the first half of 2024, subject to customary closing conditions, including approval by Ambrx shareholders and clearance under the Hart-Scott-Rodino Antitrust Improvements Act.

Advisors

Centerview Partners LLC is acting as lead financial advisor and Cantor Fitzgerald & Co. is acting as financial advisor to Ambrx; Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel.

About Ambrx Biopharma, Inc.

Ambrx is a clinical-stage biopharmaceutical company using an expanded genetic code technology platform to discover and develop next-generation antibody drug conjugates (ADCs) and other engineered therapies to modulate the immune system. Ambrx is advancing a focused portfolio of clinical and preclinical programs designed to optimize efficacy and safety in multiple cancer indications, including ARX517, its proprietary ADC targeting the prostate-specific membrane antigen (PSMA) and ARX788, its proprietary ADC targeting HER2. In addition, Ambrx has preclinical and clinical collaborations with multiple partners on drug candidates generated using Ambrx technology. Ambrx was spun out of The Scripps Research Institute in 2003 and has several other product candidates involving ADCs and other aspects of Ambrx’s protein engineering technology. For more information, please visit www.ambrx.com. Ambrx routinely posts information that may be important to investors on its website.

Forward-Looking Statements

This communication includes certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements regarding the proposed transaction. Forward-looking statements may be identified by the words “intend,” “plan,” “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “believe,” “will” and similar expressions, are based on Ambrx’s current expectations, and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. Factors that could cause actual results and outcomes to differ include, but are not limited to, the following risks and uncertainties relating to the proposed transaction: the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement; the satisfaction of closing conditions to the transaction on a timely basis or at all, including the ability to obtain required regulatory and shareholder approvals; uncertainties as to the timing of the transaction; the possibility that competing offers will be made; litigation relating to the transaction; the impact of the transaction on Ambrx’s business operations; incurrence of unexpected costs and expenses in connection with the transaction; financial or other setbacks if the transaction encounters unanticipated problems; and the risks that the proposed transaction diverts management’s attention from Ambrx’s ongoing business operations.

Other important factors that could cause actual results and outcomes to differ materially from those expressed or implied include, but are not limited to, risks related to: Ambrx’s ability to execute on its strategy, including with respect to its R&D efforts, initiation of clinical trials and other anticipated milestones; the development and marketing approval of novel therapeutics, including potential delays in clinical trials and regulatory submissions and the fact that future clinical trial results/data may not be consistent with interim, initial or preliminary results/data or results/data from prior preclinical studies or clinical trials; Ambrx’s ability to fund operations as anticipated; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Ambrx’s Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission (the “SEC”) on November 13, 2023, and elsewhere in Ambrx’s reports filed with the SEC. Forward-looking statements contained in this communication are made as of this date, and Ambrx undertakes no duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

Additional Information and Where to Find it

In connection with the proposed acquisition of Ambrx by Johnson & Johnson, Ambrx intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the shareholders of Ambrx in advance of the special meeting relating to the proposed acquisition. This communication is not a substitute for the proxy statement or any other document that may be filed by Ambrx with the SEC. AMBRX’S SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF JOHNSON & JOHNSON AND AMBRX WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL

CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Johnson & Johnson and Ambrx, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Johnson & Johnson and Ambrx make available free of charge at Johnson & Johnson’s website at www.investor.jnj.com and Ambrx’s website at www.ir.ambrx.com, respectively, copies of materials they file with, or furnish to, the SEC. In addition, the proxy statement and other documents filed by Ambrx with, or furnished to, the SEC (when available) may be obtained from Ambrx free of charge by directing a request to Ambrx’s Investor Relations at ir@ambrx.com.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Ambrx and its directors, executive officers and employees, including Stephen Glover, Kate Hermans, Janet Loesberg, Pharm. D, Paul Maier, and Margaret Dalesandro, Ph. D., all of whom are members of Ambrx’s Board of Directors, as well as Daniel O’Connor, President, Chief Executive Officer and Director of Ambrx, Andrew Aromando, Chief Operating Officer of Ambrx, and Sonja Nelson, Chief Financial Officer of Ambrx, may be deemed to be participants in the solicitation of proxies from the shareholders of Ambrx in connection with the proposed acquisition. Information regarding Ambrx’s directors and executive officers is contained in (i) the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 of Ambrx Biopharma Inc., a Cayman Islands exempted company and the predecessor registrant to Ambrx (the “Predecessor Registrant”), which was filed with the SEC on March  30, 2023, (ii) the “Proposal 1 – Election of Director,” “Executive Officers,” “Security Ownership of Certain Beneficial Owners and Management” and “Executive Compensation” sections of the definitive proxy statement for the 2023 annual general meeting of shareholders of the Predecessor Registrant, which was filed with the SEC on April 28, 2023, and (iii) the “Security Ownership of Certain Beneficial Owners and Management” and “Executive and Director Compensation” sections of the definitive proxy statement for an extraordinary general meeting of the Predecessor Registrant, which was filed with the SEC on September 15, 2023 (the “September 2023 Proxy Statement”). Any change of the holdings of Ambrx’s securities by its directors or executive officers from the amounts set forth in the September 2023 Proxy Statement have been reflected in the following Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC: Form 4s, filed by Daniel J. O’Connor, with the filings of the Predecessor Entity on July  7, 2023 and with the filings of Ambrx on October  31, 2023 and December  11, 2023; Form 4s, filed by Sonja Nelson, with the filings of the Predecessor Entity on July 7, 2023, and with the filings of Ambrx on October  31, 2023 and December  11, 2023; Form 4s, filed by Andrew Aromando, with the filings of the Predecessor Entity on July 7, 2023 and with the filings of Ambrx on December  11, 2023; Form 3, filed by Margaret Dalesandro, with the filings of the Predecessor Entity on September 6, 2023; and Form 4, filed by Margaret Dalesandro, with the filings of the Predecessor Entity on September 6, 2023. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Ambrx’s website at www.ambrx.com.

Contacts

INVESTORS

Mike Moyer

LifeSci Advisors

617-308-4306

mmoyer@lifesciadvisors.com

MEDIA

Nick Lamplough / Dan Moore / Tali Epstein

Collected Strategies

AMAM-CS@collectedstrategies.com